OTHER NOTES TO THE ACCOUNTS	12 Months Ended
Dec. 31, 2019
OTHER NOTES TO THE ACCOUNTS
OTHER NOTES TO THE ACCOUNTS

23 Other notes to the accounts

23.1 Share-based payments

Accounting policy

The Group operates a number of equity-settled executive and employee share plans. For all grants of share options and awards, the fair value at the grant date is calculated using appropriate option pricing models. The grant date fair value is recognised over the vesting period as an expense, with a corresponding increase in retained earnings.

The Group operates the following equity-settled executive and employee share plans: Smith & Nephew Global Share Plan 2010, Smith & Nephew ShareSave Plan (2012) and Smith & Nephew International ShareSave Plan (2012). At 31 December 2019, 4,519,000 options (2018: 4,911,000, 2017: 5,277,000) were outstanding with a range of exercise prices from 538 to 1,541 pence.

At 31 December 2019, the maximum number of shares that could be awarded under the Group’s long-term incentive plans was 4,947,000 (2018: 5,678,000, 2017: 5,854,000). These include conditional share awards granted to senior employees and equity and performance share awards granted to senior executives under the Global Share Plan 2010.

The expense charged to the income statement for share-based payments for the year is $32m (2018: $35m, 2017: $31m).

23.2 Related party transactions

Trading transactions

In the course of normal operations, the Group traded with its associates detailed in Note 11. The aggregated transactions, which have not been disclosed elsewhere in the financial statements are $nil (2018: $nil, 2017: $nil).

Key management personnel

The remuneration of executive officers (including Non-Executive Directors) during the year is summarised below:

	2019	2018	2017
	$ million	$ million	$ million
Short-term employee benefits	18	18	15
Share-based payments expense	5	10	7
Pension and post-employment benefit entitlements	2	2	1
Compensation for loss of office	6	–	3
	31	30	26